UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 14, 2007

                         VOLT INFORMATION SCIENCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          New York                    1-9232                  13-5658129
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)

560 Lexington Avenue, New York, New York                        10022
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (212) 704-2400
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under
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               an Off-Balance Sheet Arrangement of a Registrant.
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       On September 14, 2007, Volt Delta Resources LLC ("VoltDelta"), a
wholly-owned subsidiary of the Company, borrowed $55 million under its $100 million credit facility ("Delta Credit Facility") to finance the merger of a VoltDelta subsidiary with LSSI Corp. The Delta Credit Facility was described in the Company's Form 8-K filed on August 3, 2007.


Item 8.01.     Other Events.
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       On September 17, 2007, the Company issued a press release announcing that
VoltDelta had completed the merger referred to in Item 2.03. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.     Financial Statements and Exhibits.
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       (a)   Financial statements of businesses acquired:

             Not applicable.

       (b)   Pro forma financial information:

             Not applicable.

       (c)   Exhibits:

             99.1 Volt Information Sciences, Inc. Press Release dated September 17, 2007.




                                S I G N A T U R E
                                -----------------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VOLT INFORMATION SCIENCES, INC.


Date:  September 17, 2007              By:  /s/ Jack Egan
                                           -------------------------------------
                                            Jack Egan, Chief Financial Officer


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


                                  EXHIBIT INDEX
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Exhibit
Number    Description
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99.1      Volt Information Sciences, Inc. Press Release dated September 17, 2007


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